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                                                                Exhibit 10.49.4

                                       MORTGAGE

KNOW ALL MEN BY THESE PRESENTS:

    That for and in consideration of the sum of One Dollar cash in hand paid, the receipt of which is hereby acknowledged, and the premises hereinafter set forth, TSI Redfield Laboratories, Inc., ("Mortgagor"), does hereby grant, bargain, sell and convey unto Simmons First National Bank, ("Mortgagee"), and unto its successors and assigns forever, certain lands situated in Jefferson County, Arkansas, as more particularly described on Appendix A Attached hereto (hereinafter "Property").

    Together with all buildings and other improvements now or hereafter constructed on the Property and all and singular the tenements, hereditaments and appurtenances thereunto belonging and all of the apparatus and fixtures of every kind placed thereon for the purpose of supplying or distributing heat, light, water, gas, power or air conditioning, including among other things but without limitation, central heating and air conditioning systems, electric wiring, electric light fixtures, hot water tanks, wash basins, water closets, bath tubs, faucets, gas pipes, gas fixtures, window screens, door screens, any shades, awnings, ornamental plants, shrubs and wall to wall carpeting and also including built in dishwashers, cook tops and ovens together with all similar apparatus or fixtures of any kind, similar or dissimilar, in any building now or hereafter constructed upon the Property.

    TO HAVE AND TO HOLD the same unto said Mortgagee, and unto its successors and assigns forever, together with all improvements and all rights, privileges and appurtenances thereunto belonging.

    And Mortgagor does hereby covenant unto and with Mortgagee, its successors and assigns, that Mortgagor is seized in fee simple of the said real property included in this mortgage; that there are no liens or encumbrances on the Property, other than as listed on Appendix B and that Mortgagor will forever warrant and defend the title to the property hereby mortgaged against the lawful claims of all persons whomsoever.

    This conveyance, however, is made upon the following conditions, to-wit:

    WHEREAS, this mortgage is given as security for an indebtedness, due Mortgagee as is evidenced by two (2) promissory notes ("Notes") of Mortgagor payable to Mortgagee of even date herewith, in the original principal amount of $700,000 and $350,000, respectively, each bearing interest at the rate of 10% per annum, with interest and principal payable as set forth therein.
This conveyance is made to secure the prompt payment of the Notes, as and when they become due, together with any and all renewals or extensions thereof, and any other indebtedness which Mortgagor may come to owe Mortgagee prior to the satisfaction or foreclosure of this mortgage, whether evidenced by a note of the Mortgagor or by the records of the Mortgagee; and,

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    WHEREAS, it is necessary to provide for the security of this mortgage and to set forth certain understandings and conditions between Mortgagor and Mortgagee with respect thereto, Mortgagor hereby covenants and agrees with Mortgagee as follows:

    1. Maintenance, Repair and Restoration of Improvements and Payment of Prior Liens. Mortgagor shall (a) promptly repair, restore or rebuild any buildings or improvements now or hereafter on the Property which may become damaged or destroyed, except to the extent that such damage or destruction shall be covered by insurance, in which event, the Mortgagee shall determine whether the proceeds of such insurance coverage shall be used for repairs or replacement or whether the same shall be applied against the outstanding balance of one or both of the Notes hereby secured; (b) keep the Property in good repair and condition, without waste committed thereon, and free from liens of materialmen or mechanics or any other liens, except taxes not yet due, not expressly subordinated to the lien hereof; (c) pay when due any indebtedness which may be secured by a lien or charge on the Property which is or might become superior to the lien hereof and upon request exhibit satisfactory evidence of the discharge of such lien to the Mortgagee; and (d) pay each item of indebtedness secured by this mortgage when due according to the terms hereof.

    2.  Payment of Taxes.   Mortgagor shall pay before penalty or default all
general taxes and any special assessments, water charges, sewer service charges and other charges which accrue against the Property when due, and shall, upon written request of the Mortgagee, furnish to the Mortgagee duplicate receipts therefor. To prevent further default, the Mortgagor shall pay in full and if necessary, under protest, any tax or assessment which the Mortgagor may desire to contest.

    In order to satisfy such obligation, the Mortgagor covenants and agrees to deposit at a place to be designated by the Mortgagee, from time to time, and in the absence of any specification, at the offices of the Mortgagee, beginning on July 1, 1997, and on the first day of each month thereafter until full payment of the indebtedness secured by this mortgage, a sum equal to one-twelfth (1/12th) of the last total annual real property taxes and special assessments on the Property or upon the anticipated taxes for the next succeeding year to the extent that previous taxes have not included improvements now or hereafter constructed upon the Property but based upon a reasonable estimate as to the amount thereof (currently $2,433.51 per month).
 In addition, Mortgagor upon execution of the Mortgage has deposited an amount equal to six (6) monthly escrow payments, as necessary to cause the escrow fund to contain a pro-rated current balance for 1997. Such deposits shall be held, without interest, for the purpose of making payment, when due and before default, of real property taxes and assessments on the mortgaged premises. If the funds so deposited are insufficient to pay any such taxes or assessments for any year when the same become due and payable, the Mortgagor shall within ten (10) days after receipt of demand therefor deposit such additional funds as may be necessary to pay such taxes or assessments in full. If the funds so deposited shall exceed the amount required to pay real property taxes or assessments for any years, such excess may be applied toward subsequent payments on such future obligations.

    3. Insurance. Mortgagor shall keep all buildings and improvements, now or hereafter situated on the Property, insured against loss or damage by fire and such other hazards as may

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reasonably be required by the Mortgagee, with standard mortgagee clauses therein making the losses, if any, payable to the Mortgagee as its interest may appear. All such insurance policies shall be in form, amount and issued by companies satisfactory to the Mortgagee, and shall provide that the coverage evidenced thereby shall not be terminated or modified materially without ten (10) days prior written notice to the Mortgagee. Renewal policies of insurance shall be delivered to the Mortgagee not less than ten
(10) days prior to the expiration date of the prior policies.

    4. Adjustment of Losses and Application of Insurance Proceeds. In the event of a loss by reason of an insured hazard to the improvements upon the Property, the Mortgagee (or after entry of a decree of foreclosure, any purchaser at the sale, or the decree creditor, as the case may be) is hereby authorized either (a) to settle and adjust any claim under such insurance policies without the Mortgagor's consent or joinder, or (b) to allow Mortgagor to agree with the insurance company or companies on the amount to be paid upon the loss. In either case, the Mortgagee is hereby fully authorized and empowered to collect and receipt for any such insurance proceeds. At the Mortgagee's option, insurance proceeds may either be applied to the reduction of the indebtedness hereby secured, whether or not due, or may be held by the Mortgagee and used to reimburse the Mortgagor for the costs of rebuilding or restoring the buildings and improvements on the Property.

    In case of loss after foreclosure proceedings have been instituted, the proceeds of any such insurance policy or policies, if not applied in rebuilding or restoring the buildings or improvements upon the Property, shall be used to pay the amount due in accordance with any decree of foreclosure that may be entered in any such proceedings, and the balance, if any, shall be paid to the owner of the equity of redemption, if such owner shall then be entitled to the same or as the court may direct.

    5. Effect of Extensions of Time. If the payment of said indebtedness or any part thereof be extended or varied or if any part of the security is released, all persons now or at any time hereafter liable therefor, or interested in the Property, shall be held to agree to such extension, variation or release, and their liability under the Notes, the lien created hereunder and all provisions hereof shall continue in force, the right of recourse against all such persons being expressly reserved by the Mortgagee, notwithstanding such extension, variation or release.

    6. Effect of Changes in Laws Regarding Taxation. In the event of the enactment, after the date hereof, of any law of the State of Arkansas deducting from the value of land, for the purpose of taxation, any improvements thereon, or imposing upon the Mortgagee the obligation for the payment of the whole or any part of the taxes, assessments, charges or liens herein required to be paid by the Mortgagor, or imposing any taxation of mortgages or debts secured by mortgages or any interest of the Mortgagee in the Property, or in the manner of collection of taxes so as to affect this mortgage or the debt secured hereby or the holder hereof, then in such event, the Mortgagor, upon demand by the Mortgagee, shall pay such taxes or assessments, or reimburse the Mortgagee therefor; provided, however, that if in the opinion of counsel for the Mortgagee (a) it might be unlawful to require Mortgagor to make such payment or (b) the making of any such payment might result in the imposition of interest beyond the maximum amounts permitted by law, then and in such event, the Mortgagee may elect, by notice in writing, given to the Mortgagor, to declare all of the indebtedness secured hereby to be due and payable sixty (60) days from and after the date notice was given.

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    7.  Mortgagee's Performance of Defaulted Acts.  In case of a default herein by Mortgagor, the Mortgagee may, at its option, make any payment or perform any act herein required of the Mortgagor in any form and in any manner which it deems expedient, including the making of any full or partial payments of principal and interest on prior encumbrances, if any, and may purchase, discharge, compromise or settle any tax lien or other prior liens or title or claim thereof, or redeem from any tax sale or forfeiture affecting the Property or contest any tax or assessment, but all without any obligation to do so. All moneys paid for any of the purposes herein authorized and all expenses paid or incurred in connection therewith by the Mortgagee, including attorneys fees, and any other moneys advanced by the Mortgagee to protect the Property and the lien hereof, shall be additional indebtedness secured hereby, and shall become immediately due and payable without notice and with interest thereon at the highest legal rate of interest per annum from the date of payment until repaid. Any inaction by the Mortgagee shall not be construed as a waiver of any right granted hereunder upon any default by Mortgagor.

    8. Mortgagee's Reliance on Tax Bills. The Mortgagee in making any payment hereby authorized: (a) relating to taxes and assessments, may do so according to any bill, statement or estimate procured from the appropriate public office without inquiry into the accuracy of such bill, statement or estimate or into the validity of any tax, assessment, sale, forfeiture, tax lien or title or claim thereof; or (b) for the purchase, discharge, compromise or settlement of any other prior lien, may do so without inquiry as to the validity or amount of any claim for lien which may be asserted.

    9. Acceleration of Indebtedness in Case of Default. If (a) default be made for thirty (30) days in the due and prompt payment of one or both of the Notes secured hereby, or any installment due in accordance with the terms thereof, either of principal or interest, or any part thereof; or (b) the Mortgagor shall file a petition under any bankruptcy law or have such a petition filed against it, shall have a receiver appointed for any of its assets, shall file any answer or responsive pleadings admitting insolvency or inability to pay any of its indebtedness, or fail to obtain a vacation or stay of any involuntary proceedings in solvency or bankruptcy against it within thirty (30) days, as herein provided; or (c) all or any part of its property shall be taken by execution, levy or any other involuntary proceedings, or any court shall have taken jurisdiction of the property of the Mortgagor or the major part thereof for reorganization, dissolution, liquidation or winding up of its affairs, and such trustee or receiver shall not be discharged or such jurisdiction relinquished or vacated or stayed on appeal or otherwise stayed within thirty (30) days; or (d) the Mortgagor shall make any assignment for the benefit of its creditors or shall admit in writing its inability to pay its debts generally as they become due, or shall consent to the appointment of a receiver or trustee or liquidator of all of its property or the major part thereof; or (e) default shall be made in due observance or performance of any other of the covenants, agreements, or conditions, herein contained, required to be kept or performed or observed by the Mortgagor and the same shall continue for thirty (30) days, then the entire indebtedness hereby secured shall, at the option of the Mortgagee, immediately become due and payable together with the accrued interest thereon without notice to the Mortgagor, provided, however, that with respect to (c),
(d), and (e) notice of the claimed default has been given to the Mortgagor by the Mortgagee within the time specified and the default has not been cured.

    10. Foreclosure and Expense of Litigation. When the indebtedness hereby secured, or any part thereof, shall become due, whether by acceleration or otherwise, Mortgagee shall have the right

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to foreclose the lien hereof for such indebtedness or part thereof.  In any suit to foreclose the lien hereof, there shall be allowed and included an additional indebtedness in the decree for sale all expenditures and expenses which may be paid or incurred by or on behalf of the Mortgagee for attorneys fees, appraisal charges, documentary and expert evidence, stenographer charges, publication costs, and any costs, which may be estimated, for procuring abstracts of title, title searches and examinations, title insurance policies, and similar data and assurances with respect to title, as the Mortgagee may deem reasonably necessary, either to prosecute such suit or to evidence to bidders at any sale which may be made pursuant to such decree the true condition of the title to or the value of the premises. All expenditures and expenses of the nature set forth in this paragraph, and such expenses and fees as may be incurred in the protection of the Property and the maintenance of the lien of this mortgage, including the fees of any attorney employed by the Mortgagee in any litigation or proceeding affecting this mortgage, the Notes or the Property, including bankruptcy proceedings, or in preparations for the commencement or defense of any proceedings or threatened suit or proceeding, shall be immediately due and payable by the Mortgagor, with interest thereon at the highest legal rate of interest per annum, from the date expended until repaid and shall be secured by this mortgage.

    11. Application of Proceeds of Foreclosure Sale. The proceeds of any sale at foreclosure of the Property shall be distributed and applied in the following order of priority, subject to the decree of a court of competent jurisdiction. First, for all costs and expenses incident to the foreclosure proceedings, including all items as are mentioned in Paragraph 10 hereof; second, all other items which under the terms hereof constitute secured indebtedness additional to that evidenced by the Notes, with interest thereon as herein provided; third, all principal and interest remaining unpaid on the Notes with equal priority; fourth, any surplus to Mortgagor, its successors or assigns, as its rights may appear.

    12. Appointment of a Receiver. Upon, or at any time after, the filing of a complaint to foreclose this mortgage, the court may appoint a receiver of the Property. Such appointment may be made either before or after sale, with or without notice, and without regard to the insolvency or solvency of the Mortgagor at the time of the application for such receiver and without regard to the then value of the Property. Such receiver shall have the power to collect the rents, issues and profits of the Property during the pendency of any such foreclosure suit and, in case of a sale and a deficiency, up to time when possession shall be given to the purchaser at such foreclosure sale, and all other powers which may be necessary or are usual in such cases for the protection, possession, control, management and operation of the Property during the whole of said period. The court from time to time may authorize the receiver to apply the net income in its hands in payment in whole or in part to (a) the indebtedness secured hereby, or by any decree foreclosing this mortgage, or any tax, special assessment or other lien which may be or become superior to the lien hereof or of such decree, provided such application is made prior to foreclosure sale; and (b) the payment of the deficiency in case of a sale under foreclosure and a deficiency judgment.

    13. Assignment of Rents. To further secure the indebtedness secured hereby, the Mortgagor does hereby sell, assign and transfer unto the Mortgagee all of the rents, issues and profits, now due and which may hereafter become due, under or by virtue of any lease, whether written or oral, or any letting of, or of any agreement for the use or occupancy of the premises or any part thereof, which may have been heretofore or may be hereafter made or agreed

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to or which may be made or agreed to by the Mortgagee under the powers herein granted, it being the intention hereby to establish an absolute transfer and assignment of all of such leases and agreements, and all the avails thereunder, unto the Mortgagee, and the Mortgagor does hereby irrevocably appoint the Mortgagee as its true and lawful attorney and agent in its name and stead (with or without the taking of possession of the Property as authorized under Paragraph 14 hereof) to rent, lease and let all or any portion of the Property to any party or parties at such rent and upon such terms as the Mortgagee shall, in its discretion, determine, and to collect all rents, issues and profits arising from or accruing hereafter, and all now due or that may hereafter become due under each of the leases and agreements, written or oral, or other tenancy existing, or which may hereafter exist on the Property, with the same rights and powers and subject to the same immunities, exoneration of liability and rights of recourse and indemnity set forth in the provisions of Paragraph 14 hereof.

    The Mortgagor represents and agrees that no rent has been or will be paid by any person in possession of any portion of the Property for more than one installment in advance and that the payment of none of the rents to accrue for any portion of the Property has been or will be waived, released, reduced, discounted or otherwise discharged or compromised by the Mortgagor. The Mortgagor waives any right of set-off against any person in possession of any portion of the Property. If any lease provides for the abatement of rentals during repairs of the premises demised thereunder by reason of fire or other casualty, the Mortgagor shall furnish to the Mortgagee rental insurance, the policies to be in amounts and forms and written by such insurance companies as shall be satisfactory to the Mortgagee. The Mortgagor agrees that it will not assign any of the rents or profits of the Property, except to a purchaser or grantee of premises.

    Nothing herein contained shall be construed as constituting the Mortgagee a Mortgagee in possession in the absence of the actual taking of possession of the Property by the Mortgagee pursuant to Paragraph 14 hereof. In the exercise of the powers herein granted to the Mortgagee, no liability shall be asserted or enforced against the Mortgagee, all such liability being expressly waived and released by the Mortgagor.

    The Mortgagor further agrees to assign and transfer to the Mortgagee all future leases upon all or any part of the Property and to execute and deliver, at the request of the Mortgagee, all such further assurances and assignments in the premises as the Mortgagee shall from time to time require.

    Although it is the intention of the parties that the assignment contained in this Paragraph 13 shall be a present assignment, it is expressly understood and agreed anything herein contained to the contrary notwithstanding, that the Mortgagee shall not exercise any of the rights or powers conferred upon it by this Paragraph 13 until a default shall exist hereunder.

    So long as any part of the obligation hereby secured remains unpaid, the Mortgagor, with respect to each such lease assigned hereunder, will not modify nor in any way alter the terms of the lease; will not terminate the term of the lease nor accept a surrender thereof unless required to do so by the terms of the lease; will not waive nor release the lessee from any obligations or conditions to be performed, and will, as lessor, fulfill or perform each and every condition and covenant in the lease by the lessor to be fulfilled or performed and to take every action required on its part to preserve and continue the lease in force.

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    14.  Mortgagee's Right of Possession in Event of Default.  In any case in which under the provisions of this mortgage, the Mortgagee has a right to institute foreclosure proceedings, whether before or after acceleration of the entire balance of the principal secured hereby in accordance with its option so to do, or whether before or after the institution of legal proceedings to foreclose the lien hereof or before or after sale thereunder, forthwith, upon demand of the Mortgagee, the Mortgagor shall surrender to the Mortgagee and Mortgagee shall be entitled to take actual possession of the Property or any part thereof personally, or by its agents or attorneys, as for a condition broken, and the Mortgagee, in its discretion may, with or without force and with or without process of law, enter upon and take and maintain possession of all or any part of the Property, together with all documents, books, records, papers and accounts of the Mortgagor or the then owner of the premises relating thereto, and may exclude the Mortgagor, its agents or servants wholly therefrom and may as attorney-in-fact or agent of the Mortgagor, or in its own name as Mortgagee and under the powers herein granted, hold, operate, manage, and control the Property and conduct the business, if any, thereof, either personally or by its agents, and with full power to use such measures, legal or equitable, as in its discretion or in the proper discretion of its successors or assigns may be deemed proper or necessary to enforce the payment or security of the rents, issues and profits of the Property, including action for the recovery of rents, action in unlawful detainer and actions in distress for rent, hereby granting full power and authority to exercise each and every of the rights, privileges and powers herein granted at any and all times hereafter, without notice to the Mortgagor, and with full power to cancel or terminate any lease or sublease for any cause on any ground which would entitle the Mortgagor to cancel the same, to elect to disaffirm any lease or sublease made subsequent to this mortgage or subordinated to the lien hereof, to make all necessary or proper repairs, decorating, renewals, replacements, alterations, additions and improvements to the Property as it may deem judicious, insure and reinsure the same and all risks incident to Mortgagee's possession, operation and management thereof and to receive all of such rents, issues and profits.

    The Mortgagee shall not be obligated to perform or discharge, nor does it hereby undertake to perform or discharge, any obligation, duty or liability under any lease, and the Mortgagor shall and does hereby agree to indemnify and hold the Mortgagee harmless of and from any and all liability, loss or damage which it may incur under any such leases or by reason of the assignment thereof and from any and all claims and demands whatsoever which may be asserted against it by reason of any alleged obligations or undertakings on its part to perform or discharge any of the terms, covenants or agreements contained in the leases. Should the Mortgagee incur any such liability, loss or damage, under the leases or under or by reason of the assignment thereof, or in the defense of any claims or demands, the amount thereof including costs, expenses and reasonable attorneys fees, shall be hereby secured, and the Mortgagor shall reimburse the Mortgagee therefor immediately upon demand.

    15. Application of Income Received by Mortgagee. The Mortgagee in the exercise of the rights and powers hereinabove conferred upon it by Paragraph 13 and 14 hereof shall have full power to use and apply the rents, issues and profits of the premises to the payment of or on account of the following, in such order as the Mortgagee may determine: (a) to the payment of the operating expenses of Property, including the cost of management and leasing thereof (which shall include reasonable compensation to the Mortgagee and its agents or agent, if management be delegated to an agent or agents, and shall also include lease commissions and other compensations and expenses of seeking and procuring tenants and entering into leases), established claims for damages, if any,

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and premiums on insurance hereinabove authorized; (b) to the payment of taxes and special assessments now due or which may hereafter become due on the Property; (c) to the payment of all repairs, decorating, renewals, replacements, alterations, additions, betterments and improvements on the Property, including the cost of installing or replacing air conditioning or heating units therein, and of placing said property in such condition as will, in the judgment of the Mortgagee, make it readily rentable; (d) to the payment of any indebtedness secured hereby or any deficiency which may result from a foreclosure sale.

    16. Environmental and Industrial Hygiene Compliance. Mortgagor covenants, represents and warrants that to the extent it uses, generates, manufactures, stores or disposes of, on, under or about the Property or transports to or from the Property any flammable explosives, radioactive materials, hazardous wastes, toxic substances, or related materials (hereinafter "Hazardous Materials"), it will do so only in full compliance with the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended (42 U.S.C. Section 9601 et seq.); the Hazardous Materials Transportation Act (49 U.S.C. Section 1801, et seq.); the Resource Conservation and Recovery Act (42 U.S.C. Section 6901 et seq.); and all other statutes and regulations governing, defining or regulating the manner and method of storage, transportation or disposition of Hazardous Materials. Mortgagor further agrees to indemnify and hold harmless the Mortgagee, its directors, officers, employees and agents, from and against any and all liability (i) including foreseeable and unforeseeable consequential damages, directly or indirectly arising out of use, generation, storage or disposition of Hazardous Materials by the Mortgagor or any operator of the Property during Mortgagor's ownership thereof, and (ii) including, without limitation, the cost of any required or necessary remediation, repair, cleanup or detoxification and the preparation of any closure or other required plans, whether such action is required or necessary prior to or following transfer of title to the Premises, to the full extent that such action is attributable, directly or indirectly, to the presence or use, generation, storage, release, threatened release, or disposal of Hazardous Materials by any person on the Property during Mortgagor's ownership thereof, and the Mortgagor's obligations pursuant to this indemnity shall survive satisfaction or discharge of this Mortgage, and shall survive, notwithstanding that the alleged liability of the Mortgagee shall be by reason of any exercise by it of control or dominion over the Property or the activities of the Mortgagor.

    17. Mortgagee's Right of Inspection. The Mortgagee shall have the right to inspect the mortgaged property at all reasonable times and access thereto shall be permitted for that purpose.

     18. Release. The Mortgagee shall release this instrument and the lien hereof by proper instrument upon payment and discharge of all indebtedness hereby secured and the payment of all costs to the Mortgagee for the execution and recording of any such release.

     19. Condemnation. Mortgagor hereby assigns, transfers and sets over unto Mortgagee the entire proceeds of any award or any claim for damages for any of the Property taken or damaged under the power of eminent domain or by condemnation. Mortgagee may elect to apply the proceeds of the award upon or in reduction of the indebtedness secured hereby, whether or not due, or to require Mortgagor restore or rebuild, in which event the proceeds shall be held the Mortgagee and used by it to reimburse the Mortgagor for the costs of rebuilding or restoring of buildings or improvements on the Property, in accordance with plans and specifications to be submitted to and approved, in advance, by the Mortgagee. If the Mortgagor is obligated to restore or replace the damaged or destroyed buildings or improvements under the terms of any lease or leases which are or may be prior to the lien of this mortgage and if such taking does not result in cancellation or

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termination of such lease, the award shall be used to reimburse the Mortgagor for the cost of rebuilding or restoring of buildings or improvements on the Property, provided the Mortgagor is not then in default under this mortgage. In the event the Mortgagor is required or authorized, either by Mortgagee's election, or by virtue of any such lease, to rebuild or restore, the proceeds of the award shall be paid out in the same manner as provided in Paragraph 4 hereof for the payment of insurance proceeds toward the cost of rebuilding or restoration. If the amount of such award is insufficient to cover the cost of rebuilding or restoration, the Mortgagor shall pay such cost in excess of the award before being entitled to reimbursement out of the award. Any surplus which may remain out of rebuilding or restoration shall, at the option of the Mortgagee, be applied to the indebtedness hereby secured or be paid to any other party entitled hereto.

    20. Giving of Notice. Any notice which either party may desire or be required to give to the other party shall be in writing and the mailing thereof by certified mail addressed to the Mortgagor at its telephone book address or to the Mortgagee at its principal place of business or at such other place as either party may by notice in writing designate as a place for service of notice.

    21. Waiver of Defenses and Statutory Rights. No action for the enforcement of the lien or of any provision hereof shall be subject to any defense which would not be available to the party interposing the same in an action at law upon one or both of the Notes hereby secured. Mortgagor agrees that it will not apply for or avail itself of any appraisement, stay, valuation, extension or exemption laws or so-called "moratorium laws", now existing or hereafter enacted, in order to prevent or hinder the enforcement or foreclosure of this mortgage, and hereby waives the benefit of such laws, and the Mortgagor specifically waives all rights of appraisement and redemption and particularly all rights of redemption from any sale made by decree of court upon foreclosure.

    22. Successive Effect of the Obligations of this Mortgage. This mortgage and all provisions hereof shall extend to and be binding upon the Mortgagor and all persons claiming by, through or under the Mortgagor, and the word "Mortgagor" when used herein shall include all persons liable for the payment of the indebtedness secured hereby or any part thereof, whether or not such persons shall have executed the Notes or this mortgage. The word "Mortgagee" when used herein shall include the successors and assigns of the Mortgagee named herein, and the holder or holders, from time to time, of either or both of the Notes secured hereby.

    23. Nonassumibility. Upon the sale or transfer of the Property, or any part thereof, the entire outstanding principal balance and accrued interest under the Notes shall, at the option of the Mortgagee, become immediately due and payable.

    24. Captions. The captions and headings of various paragraphs of this mortgage are for convenience only and are not to be construed as defining or limiting in any way, the scope or intent of the provisions hereof.

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

    IN WITNESS WHEREOF, Mortgagor has caused this Mortgage to be executed this 22nd day of May, 1997.

                             TSI REDFIELD LABORATORIES, INC.


                             By /s/ John B. Green
                                ----------------------------------
                                  John B. Green, Treasurer


                        ACKNOWLEDGEMENT

STATE OF ARKANSAS  )
COUNTY OF Jefferson  )    SS

    BE IT REMEMBERED, that on this day appeared in person before me, the undersigned, a Notary Public within and for the county and state aforesaid, duly commissioned, qualified and acting, the within named John B. Green, to me well known, who stated that he was the Treasurer of TSI Redfield Laboratories, Inc., and that he was duly authorized in that capacity to execute the foregoing instrument and that he had so executed the same for the consideration and purposes therein mentioned and set forth, and I do hereby so certify.

    IN TESTIMONY WHEREOF, I have hereunto set my hand and official seal as such Notary Public this 22nd day of May 1997.

                                Alicia J. Kitchens
                         ---------------------------------
                                  Notary Public

My commission expires:

      7-01-04
----------------------

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